Exhibit M


                       REVOCATION OF POWER OF ATTORNEY

                               January 8, 2003

Reference is made to that certain Power of Attorney (the "Power of Attorney") executed by Zatpack Inc. (the "Company"), dated as of March 23, 1999, appointing Harvey L. Sperry as the Company's attorney-in-fact.

Notwithstanding anything to the contrary in the Power of Attorney, the Company hereby revokes the appointment of Harvey L. Sperry or his designee (if any, as may have been appointed in writing), as the agent, proxy and attorney in fact for the Company, such revocation to be effective as of the date first set forth above.


      IN WITNESS WHEREOF, the undersigned have caused this Revocation of Power of Attorney to be duly executed by their respective authorized officers as of the date first written above.

                                    ZATPACK, INC.

                                    By:   /s/ Peter Williams
                                          -------------------
                                    Name:  Peter Williams
                                    Title: Director

                       REVOCATION OF POWER OF ATTORNEY

                               January 8, 2003

Reference is made to that certain Power of Attorney (the "Power of Attorney") executed by Zuellig Group N.A., Inc. (the "Company"), dated as of March 23, 1999, appointing Harvey L. Sperry as the Company's attorney-in-fact.

Notwithstanding anything to the contrary in the Power of Attorney, the Company hereby revokes the appointment of Harvey L. Sperry or his designee (if any, as may have been appointed in writing), as the agent, proxy and attorney in fact for the Company, such revocation to be effective as of the date first set forth above.


      IN WITNESS WHEREOF, the undersigned have caused this Revocation of Power of Attorney to be duly executed by their respective authorized officers as of the date first written above.

                                    ZUELLIG GROUP N.A., INC.

                                    By:   /s/ Peter Williams
                                          ------------------
                                    Name:  Peter Williams
                                    Title: Director

                       REVOCATION OF POWER OF ATTORNEY

                               January 8, 2003

Reference is made to that certain Power of Attorney (the "Power of Attorney") executed by Zuellig Botanicals, Inc. (the "Company"), dated as of March 23, 1999, appointing Harvey L. Sperry as the Company's attorney-in-fact.

Notwithstanding anything to the contrary in the Power of Attorney, the Company hereby revokes the appointment of Harvey L. Sperry or his designee (if any, as may have been appointed in writing), as the agent, proxy and attorney in fact for the Company, such revocation to be effective as of the date first set forth above.


      IN WITNESS WHEREOF, the undersigned have caused this Revocation of Power of Attorney to be duly executed by their respective authorized officers as of the date first written above.


                                    ZUELLIG BOTANICALS, INC.

                                    By:   /s/ Peter Williams
                                          ------------------
                                    Name:  Peter Williams
                                    Title: Director